Exhibit 99.1
Comerica Incorporated Citigroup 2008 Financial Services Conference January 30, 2008 Ralph Babb Chairman and Chief Executive Officer

Safe Harbor Statement Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery and related changes in employment levels, changes related to the headquarters relocation or to its underlying assumptions, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes and floods, the disruption of private or public utilities, the implementation of Comerica's strategies and business models, management's ability to maintain and expand customer relationships, changes in customer borrowing, repayment, investment and deposit practices, management's ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, the automotive production industry and the real estate business lines, the anticipated performance of any new banking centers, the entry of new competitors in Comerica's markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic, political or industry conditions and related credit and market conditions, and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica: A Brief Overview Among the top 20 bank holding companies in the U.S. $62 billion in assets Founded over 150 years ago Major markets include: Relationship banking focus is prime differentiator Key focus on superior risk management and credit quality Strong capital position, investing in our future Committed to providing long term value to our shareholders California Arizona Michigan Texas Florida

Our Core Businesses Business Bank Commercial banking services to Middle Market, Commercial Real Estate, Global Corporate, National Dealer & various specialized industry segments Complete spectrum of credit and non-credit financial products, cash management and international trade services The Retail Bank Personalized financial products & services to consumers and small businesses 417 Banking Centers, Call Centers, ATMs, Web Banking Wealth & Institutional Management Serves the needs of affluent clients, foundations and corporations Private banking, brokerage, insurance, personal trust, institutional trust, investment management By Business Segment Business Bank Retail Bank W&IM Revenues 1617 847 428 Business Bank $1,617MM 56% W&IM $428MM 15% Retail Bank $847MM 29% 2007 Revenue By Business Segment* *Full year 2007 revenues of $2.9 billion from continuing operations (FTE) excluding Finance & Other Businesses

By Business Segment Midwest Western Texas Florida Other Markets International Revenue 1334 837 365 61 190 105 Where We Operate Midwest $1,334MM 46% Western $837MM 29% Texas $365MM 13% Florida $61MM 2% * The U.S. Census Bureau **Full year 2007 revenues of $2.9 billion from continuing operations (FTE) excluding Finance & Other Businesses; Geography based on office of origination; Midwest includes: MI, OH, IL; Western includes: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Other Markets $190MM 6% Int'l $105MM 4% Exporting our 150 year relationship banking expertise to high growth markets Operate in seven of the eleven largest U.S. cities California, Arizona, Texas and Florida to account for over one-half of U.S. population growth between 2000 and 2030* Geographic footprint diversifies earnings mix 2007 Revenue By Market Segment**

Why We're Different Relationships are Priority One Big bank services, community bank feel Focused on growing and maintaining long-term relationships Relationship Managers known for ingenuity, flexibility and responsiveness Business Bank Focus One of the top commercial lending institutions in U.S. Clear understanding of our customers and their banking needs Natural entry point to cross-sell other services "Banking Centers" not Branches Targets Middle Market, Small Business, Wealth Management and mass affluent Supports all Lines of Business and each Line of Business is held accountable Meeting 18 month accretion target Superior Risk Management Enhanced credit policies and procedures Robust reserving process No subprime mortgage programs, SIVs, CDOs or other exotic debt structures

Midwest Western Texas Florida International Other Markets 4Q07 Avg Loans Outstanding 18.6 15.7 7.4 1.7 2.2 4.2 Midwest Western Texas Florida International Other Markets 4Q06 Average Loans Outstanding 18.7 14.1 6.4 1.6 2 3.9 Achieving Loan Growth in our Growth Markets 4Q07: $49.8 billion* 4Q06: $46.7 billion* *Excludes average Financial Services Division loans of $1.9B in 4Q06 and $0.9B in 4Q07 Geography based on office of origination; Midwest includes: MI, OH, IL; Western includes: CA, AZ, NV, CO, WA Other Markets include markets not separately identified above in addition to businesses with a national perspective Year-over-Year Average Loan Outstandings up 7%*

Achieving Deposit Growth in a Competitive Environment Total deposits of $42.4 billion Average noninterest-bearing deposits* grew 3% Average core deposits* increased (3Q07 vs 4Q07): 6% in the West 3% in the Midwest 1% in Texas $ in billions *Excludes Finance/Institutional CDs, Foreign Office Time Deposits, and Financial Services Division balances 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 Money Market & NOW 13.583 13.447 13.383 13.517 13.614 13.799 14.071 Savings Deposits 1.479 1.433 1.375 1.38 1.419 1.378 1.373 Customer CDs 6.199 6.685 7.175 7.329 7.447 7.687 8.212 Noninterest-bearing 8.782 8.644 8.696 8.712 8.355 8.264 8.473 Average Core Deposits*

Achieving Expense Control Stable Headcount New Banking Center Expense in $millions, actual headcount (FTE: Full Time Equivalent) data 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 New Banking Center Expense 6.397 6.889 8.345 11.317 12.044 13.258 13.686 16.816591 Headcount (FTE) 10517 10549 10568 10700 10661 10687 10683 10782 Headcount (FTE) Excluding New Banking Center Employees 10285 10282 10233 10303 10264 10272 10260 10284 Stable Headcount Despite Banking Center Expansion Program

Credit Quality 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 NPA's / Total Loans and ORE 0.0037 0.0042 0.0049 0.0049 0.0053 0.0059 0.0083 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 Net Credit-Related Charge-offs to Average Total Loans * 0.0016 0.0006 0.0019 0.0016 0.0024 0.0032 0.005 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 ALLL / Total Loans 0.0104 0.0106 0.0104 0.0104 0.0104 0.0103 0.011 4Q06 1Q07 2Q07 3Q07 4Q07 Net loan charge-offs to total average loans 2.31 2.29 2.07 1.88 1.38 *Includes net loan charge-offs and net charge-offs on lending related commitments Nonperforming Assets to Total Loans and Foreclosed Property Net Credit-related* Charge-offs to Average Total Loans Allowance for Loan Losses to Total Loans Allowance for Loan Losses to Nonperforming Loans

Robust Credit Process: Steps Taken Over Past Five Years Quantitative and Qualitative Risk Rating Models Credit Quality Review Quarterly in depth review of every watch list loan Portfolio Analytics Migration analysis, stress testing and portfolio reporting Dynamic model forecasts quarterly charge offs, recoveries and NPAs Nationalized Special Asset Group Debt sales through secondary market Asset Quality Review Provides a regular and independent review of the loan portfolio

Commercial Real Estate Middle Market Small Business Banking Private Banking Other Business Lines 234.378596 97.840217 39.974094 8.092536 10.832443 Granular Nonaccrual Loans December 31, 2007: $391 million By Line of Business Period-end balances in $millions Six loans over $10 million transferred to nonaccrual in the fourth quarter 61% of nonaccrual loans located in Midwest Average write-down to nonaccrual loans: 29% Granularity of commercial nonaccrual loans: Outstanding # of Relationships Under $5M $148 369 $5 - $10M 71 11 $10 - $25M 116 7 Over $25M 54 2 Total $389 389

UB USB PNC BBT CMA RF MTB* KEY NCC FITB STI ZION MI* HBAN 0.0045 0.007 0.0076 0.0083 0.009 0.0093 0.0108 0.0131 0.0132 0.0135 0.02 0.0413 Comerica: 0.83% Peer Group Average: 1.31% Nonperforming Assets to Total Loans and Foreclosed Property At December 31, 2007 Source: company reports; peer group excludes UB and ZION due to timing of their earnings releases * Represents ratio of nonperforming loans to total loans Credit Quality Compares Favorably

Commercial Real Estate Loan Portfolio Owner Occupied/Other* Real Estate Construction Commercial Mortgage 2Q07 9321 4087 1379 4Q07: $14.8 billion 4Q07 averages in $billions *Included in Commercial Real Estate line of business Commercial Real Estate line of business: Loan outstandings were flat 12/31/07 over 9/30/07 Nonaccrual loans of $234 million Loans over $2 million transferred to nonaccrual totaled $143 million Net loan charge-offs of $36 million

Western Michigan Texas Florida Other Markets 2.4 0.878 0.955 0.64 0.609 Single Family Land Development Land Carry Retail Multi-family Commercial Office Multi-use 1.67 0.718 0.811 0.67 0.598 0.249 0.348 0.386 Commercial Real Estate Line of Business December 31, 2007 Loan Outstandings: $5.5 billion* By Project Type By Geography Period-end balances in $billions; Geography reflects location of property; additional CRE information can be found in the appendix * Excludes $1.4B in Commercial Real Estate line of business loans not secured by real estate

Robust Credit Process: Commercial Real Estate Line of Business Conservative initial loan-to-cost and loan-to-value requirements (80% max LTV for homes, 60% for land carry) Personal guarantees obtained Limits on speculative building Limitations on loan exposure for any one project Stringent draw requirements Regular project reviews for sales, prices, sufficiency of interest reserve, construction status Quarterly Credit Quality Reviews Proactive problem resolution and restructuring Reallocation of personnel, as needed Disciplined Underwriting Standards Consistent underwriting standards throughout the cycles Long-tenured relationships Projects located within Comerica's footprint Interest reserve requirements Thorough analysis of project feasibility Robust Monitoring Practices Portfolio stress testing Periodic appraisal updates Portfolio statistic monitoring Macro economic variables monitoring Experienced Special Assets Group Secondary market debt sales

Recent Accomplishments: Texas - Accelerating Growth Corporate headquarters relocated to Dallas, Texas Building on 20 year presence in Texas Largest bank headquartered in Texas Opening about 12 banking centers in 2008; up from 7 in 2006 Rolled out additional Wealth Management products: 401K, Insurance, Institutional Brokerage Warm welcome resulting in new opportunities Active community involvement

Recent Accomplishments: Texas - Strong Loan Growth 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 Texas: 16% 5355 5796 6121 6360 6444 6570 6902 7382 CAGR: 17% Fourth Quarter 2007 Average Loan Growth of 28%* $ in millions * Excludes Financial Services Division loans; analysis of 4Q07 compared to 3Q07 annualized

Recent Accomplishments: Banking Center Expansion New banking centers have generated nearly $1.8 billion in deposits* Plan to open about 32 new banking centers in 2008, all in high growth markets Location of New Banking Centers Full Year 2008 2007 2006 2005 2004 Total 12/07 California 14 13 12 8 9 83 Arizona 5 3 2 2 0 8 Texas 12 12 7 7 3 79 Florida 1 0 3 0 0 9 Michigan 0 2 1 1 5 238 Total 32 30 25 18 17 417 * December monthly average for banking centers opened since late 2004

Recent Accomplishments: Small Business Banking Building momentum: Average loans increased 9%* Average deposits increased 8%* Partnering Banking Centers and Small Business Bankers 2008 Opportunities: Low penetration rates in Texas and Western markets Continued focus on cross-selling Debit/credit card rewards programs Wealth Management - business owners Consumer - employees 2007 Greenwich Associates' top national award for excellence in serving small businesses Source: Greenwich Associates 2007 Business Banking program survey of 25,000 businesses with annual sales of $1 million to $10 million in 70 major U.S. markets * Analysis of 4Q07 compared to 3Q07 annualized

Recent Accomplishments: Corporate Card Program Corporate Card Program: #1 largest issuer of pre-paid commercial cards 3rd largest issuer of fleet cards 9th largest issuer of corporate cards 17th largest issuer of purchasing cards Awarded Social Security pre- paid issuer program Currently service: 25 government benefit programs Over 2 million recipients in 13 states Source: 2007 Nilson Report, a leading payment systems publication

FY 2006 FY 2007 Y-Y% Assets/FTE * $108,852 $ 115,673 6.3% Revenues/FTE $323,190 $ 340,542 5.4% New Annualized Fees/FTE $ 14,776 $ 17,243 16.7% Loans & Deposits/FTE * $ 4,814 $ 5,428 12.8% Headcount (Average FTE) 1,268 1,262 -.5% * At December 31 $ in thousands; FTE: Full Time Equivalent employee Data excludes Munder Capital Management, a discontinued operation Making Gains in Efficiency Recent Accomplishments: Wealth & Institutional Management:

Better Positioned to Navigate the Storm Most banking industry volatility issues largely outside business model No asset-backed commercial paper or SIVs No subprime mortgage programs Minimal residential and consumer loans Risk management culture and sophistication Our Approach Enables Growth Without Distraction Strong deposit growth: geographic diversification accelerated Strong loan growth: geographic and business sector diversification Superior product diversification/increasing fee income Strong capital position

Solid Capital Position Tier One Common Capital Ratio History* *Tier One Common = (Tier 1 Capital - Preferred Stock) / Risk-adjusted Assets; estimated at 12/31/07 **Peer Group consists of: BBT, FITB, HBAN, KEY, MI, MTB, NCC, PNC, RF, STI, UB, USB, ZION 12/31/05 12/31/06 3/31/07 6/30/07 9/30/07 12/31/07 Comerica 0.0778 0.0754 0.0749 0.0718 0.0701 0.068 Peer Group Median** 0.07 0.0734 0.067 0.0655 0.0639 Increased dividend 3% on January 22 39 consecutive years of dividend increases 10 million shares repurchased in 2007 Strong capital position relative to Peer Group

Comerica: A Sound Investment Focused Strategy Unique relationship banking model Superior Risk Management Diversified loan portfolio by line of business and geography Limited residential mortgage and consumer exposure; No subprime mortgage programs Relationship banking philosophy Investing to accelerate growth and balance Banking center expansion in higher growth markets - Texas, California, Arizona & Florida Cross-selling to Wealth & Institutional Management and Retail Bank Relocation of headquarters to Dallas Returning excess capital to shareholders 39 consecutive years of dividend increases; attractive dividend yield Repurchased 10 million shares in 2007

Questions and Answers Ralph Babb, Chairman and CEO Beth Acton, EVP and Chief Financial Officer Dale Greene, EVP and Chief Credit Officer and Darlene Persons, Director of Investor Relations

Appendix

Financial Results 4Q07 3Q07 FY07 FY06 Net Income $119 $181 $686 $893 Diluted EPS from continuing operations Diluted EPS $0.77 $0.79 $1.17 $1.18 $4.40 $4.43 $4.81 $5.49 Return on Equity 9.34% 14.38% 13.50% 17.24% Net Interest Income $489 $503 $2,003 $1,983 Net Interest Margin 3.43% 3.66% 3.66% 3.79% Provision for Loan Losses $108 $45 $212 $37 Noninterest Income $230 $230 $888 $855 Noninterest Expenses $450 $423 $1,691 $1,674 $ in millions, except per share data Data has been restated to reflect the results of Munder Capital Management as a discontinued operation

Fourth Quarter 2007 Results * Loan growth figures exclude Financial Services Division; Analysis of 4Q07 compared to 3Q07 Annualized average loan growth of 9%* Texas: 28% Florida: 6% Net interest margin of 3.43% Credit quality Nonperforming assets of 0.83% of total loans and foreclosed property Net credit-related charge-offs as a percentage of average total loans of 50 bps Noninterest fee income continues positive trend Expenses well controlled Active capital management: 1 million shares repurchased Western: 8% Midwest: 2%

Full Year 2007 Results Average loan growth of 7%* Texas: 16% Western: 13% Noninterest income increased 8%** Expenses well controlled Credit quality FY07 FY06 Net credit-related charge-offs to avg. total loans 31 bps 15 bps Total net credit-related charge-offs (in millions) $153 $72 Total provision for credit losses (in millions) $211 $42 Active capital management: 10 million shares repurchased *Loan growth figures exclude the Financial Services Division **Excluding a $47 million Financial Services Division-related lawsuit settlement and the $12 million loss on the sale of the Mexican bank charter in 2006 Analysis of full year 2007 compared to full year 2006 Florida: 11% Midwest: (1)%

Fourth Quarter 2007 Net Interest Income Net Interest Income of $489 million Net Interest Margin of 3.43% Continued growth of securities portfolio: managing interest rate risk Rate reductions on deposits did not keep pace with Fed Funds rate cuts Higher wholesale funding costs industry wide as a result of tenuous financial markets Higher nonaccrual loans Competitive loan pricing Swaps matured at a negative spread $ in millions

3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 Average Investment Securities Available-for-Sale 3887 3842 3745 4085 4405 5533 % of Average Earning Assets 0.074 0.0721 0.0705 0.0752 0.0806 0.0977 Increasing Investment Securities Portfolio Consists primarily of AAA mortgage backed Freddie Mac and Fannie Mae securities Average life of approximately 4.15 years Increase in portfolio lowers net interest margin Assists in managing interest rate risk $ in millions

Middle Market CRE Global Corp Bankings National Dealer Specialty Businesses* Personal Banking Small Business Banking Private Banking 4Q06 Avg Loans Outstanding 15.8 6.6 5 5 4.5 2.2 3.9 3.7 Middle Market Commercial Real Estate Global Corporate Banking National Dealer Services Specialty Businesses Personal Banking Small Business Banking Private Banking 4Q07 Average Loans Outstanding 16.4 6.9 5.7 5.1 5.3 2.1 4.1 4.2 Balanced Line of Business Loan Portfolio Year-over-Year Average Loan Outstandings up 7%* * Excludes average Financial Services Division loans of $1.9B in 4Q06 and $0.9B in 4Q07 ** Specialty Businesses include: Entertainment, Energy, Leasing, and Technology and Life Sciences 4Q07: $49.8 billion* 4Q06: $46.7 billion*

Loan Momentum Continues in Growth Markets 4Q07 3Q07 Q - Q% Chg FY07 FY06 Y - Y% Chg Midwest $18.6 $18.6 0% $18.6 $18.8 -1% Western > Excluding FSD 16.6 15.7 16.5 15.3 0% 2% 16.5 15.2 15.9 13.5 4% 13% Texas 7.4 6.9 7% 6.8 5.9 16% Florida 1.7 1.7 2% 1.7 1.5 11% Other Markets 4.2 4.1 4% 4.1 3.6 12% International 2.2 2.1 1% 2.1 2.1 3% TOTAL $50.7 $49.9 2% $49.8 $47.8 4% > EXCLUDING FSD $49.8 $48.7 2% $48.5 $45.4 7% Average loans in $billions; % change based on full dollar amounts Geography based on location of loan office Western includes: CA, AZ, NV, CO, WA

Diverse Line of Business Loan Growth 4Q07 3Q07 Q - Q% Change FY07 FY06 Y - Y% Change Middle Market $16.4 $16.3 1% $16.2 $15.4 5% Commercial Real Estate 6.9 6.8 1% 6.7 6.4 5% Global Corporate Banking 5.7 5.6 3% 5.5 4.9 12% National Dealer Services 5.1 5.0 0% 5.2 4.9 5% Specialty Businesses* > Excluding FSD 6.2 5.3 6.1 4.9 2% 7% 6.1 4.8 6.5 4.1 -5% 17% SUBTOTAL - BUSINESS BANK $40.3 $39.8 1% $39.7 $38.1 4% Small Business Banking 4.1 4.0 2% 4.0 3.8 5% Personal Banking 2.1 2.1 1% 2.1 2.3 -6% SUBTOTAL - RETAIL BANK $6.2 $6.1 2% $6.1 $6.1 1% Private Banking 4.2 4.0 4% 4.0 3.6 11% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $4.2 $4.0 4% $4.0 $3.6 11% TOTAL > EXCLUDING FSD $50.7 $49.8 $49.9 $48.7 2% 2% $49.8 $48.5 $47.8 $45.4 4% 7% Average loans in $billions; % change based on full dollar amount * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS

Fourth Quarter 2007 Average Loans Detail Midwest Western Texas Florida Other Markets International TOTAL Middle Market $8.2 $4.9 $1.9 $0.2 $1.2 $-- $16.4 Commercial Real Estate 1.4 2.7 1.1 0.5 1.2 -- 6.9 Global Corporate Banking 1.4 1.0 0.4 -- 0.7 2.2 5.7 National Dealer Services 0.7 3.3 0.2 0.5 0.4 -- 5.1 Specialty Businesses* 1.1 2.4 2.1 0.0 0.6 -- 6.2 SUBTOTAL - BUSINESS BANK $12.8 $14.3 $5.7 $1.2 $4.1 $2.2 $40.3 Small Business Banking 2.1 1.0 1.0 -- -- -- 4.1 Personal Banking 1.8 0.0 0.2 -- 0.1 -- 2.1 SUBTOTAL - RETAIL BANK $3.9 $1.0 $1.2 $-- $0.1 $-- $6.2 Private Banking 1.9 1.3 0.5 0.5 -- -- 4.2 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $1.9 $1.3 $0.5 $0.5 $-- $-- $4.2 TOTAL $18.6 $16.6 $7.4 $1.7 $4.2 $2.2 $50.7 $ in billions; geography based on office of origination. * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS

Full Year 2007 Average Loans Detail Midwest Western Texas Florida Other Markets International TOTAL Middle Market $8.3 $4.7 $1.8 $0.3 $1.1 $-- $16.2 Commercial Real Estate 1.3 2.7 1.1 0.4 1.2 -- 6.7 Global Corporate Banking 1.4 1.0 0.3 -- 0.7 2.1 5.5 National Dealer Services 0.8 3.3 0.2 0.5 0.4 -- 5.2 Specialty Businesses* 1.1 2.6 1.8 0.0 0.6 -- 6.1 SUBTOTAL - BUSINESS BANK $12.9 $14.3 $5.2 $1.2 $4.0 $2.1 $39.7 Small Business Banking 2.1 0.9 1.0 -- -- -- 4.0 Personal Banking 1.8 0.1 0.1 -- 0.1 -- 2.1 SUBTOTAL - RETAIL BANK $3.9 $1.0 $1.1 $-- $0.1 $-- $6.1 Private Banking 1.8 1.2 0.5 0.5 0.0 -- 4.0 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $1.8 $1.2 $0.5 $0.5 $0.0 $-- $4.0 TOTAL $18.6 $16.5 $6.8 $1.7 $4.1 $2.1 $49.8 $ in billions; geography based on office of origination. * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS

Real Estate Construction Loans: Commercial Real Estate Line of Business Western Michigan Texas Florida Other Markets TOTAL Single Family $1.0 $0.1 $0.1 $0.3 $0.1 $1.6 Land Development 0.3 0.1 0.2 0.1 0.0 0.7 Retail 0.2 0.1 0.2 0.0 0.1 0.6 Multi-family 0.1 0.0 0.1 0.1 0.1 0.4 Multi-use 0.1 0.0 0.1 0.0 0.1 0.3 Office 0.1 0.0 0.1 -- 0.0 0.2 Commercial 0.1 0.1 0.0 0.0 0.0 0.2 Land Carry 0.1 -- -- -- -- 0.1 TOTAL $2.0 $0.4 $0.8 $0.5 $0.4 $4.1 4Q07 period-end $ in billions Geography reflects location of property

Commercial Mortgage Loans: Commercial Real Estate Line of Business Western Michigan Texas Florida Other Markets TOTAL Land Carry $0.3 $0.2 $0.1 $0.1 $0.0 $0.7 Multi-family 0.0 0.1 0.1 0.0 0.0 0.2 Office 0.1 0.0 0.0 0.0 0.0 0.1 Commercial 0.0 0.0 0.0 -- 0.1 0.1 Retail 0.0 0.1 0.0 0.0 0.0 0.1 Multi-use 0.0 0.1 0.0 0.0 0.0 0.1 Single Family 0.0 0.0 0.0 0.0 0.1 0.1 TOTAL $0.4 $0.5 $0.2 $0.1 $0.2 $1.4 4Q07 period-end $ in billions Geography reflects location of property

Consumer Loan Portfolio 8% of total outstandings No sub-prime mortgage programs Self-originated & relationship oriented 1% of total nonaccrual loans Net loan charge-offs of $3 million Consumer loans-Other Consumer Loans-HELOC Residential Mortgages 19 37 44 4Q07: $4.3 billion 4Q07 averages in $billions Residential mortgages we hold on our balance sheet are primarily associated with our Private Banking customers. The residential mortgages we originate through our banking centers are typically sold to a third party. (2) The "other" category includes automobile, personal watercraft, student and recreational vehicle loans. Consumer Loans - Home Equity $1.6B 37% Consumer Loans - Other (2) $0.8B 19% Residential Mortgage Loans (1) $1.9B 44%

Home Equity Portfolio Other Markets Midwest Western Texas Florida 1 74 14 9 2 75% Home Equity Lines and 25% Home Equity Loans Avg. FICO score of 747 at origination* 85% have CLTV ^ 80%* Average loan vintage is 2.9 years* Geographic Breakdown Midwest 74% Texas 9% Western 14% *Data on loans booked through our Consumer Loan Center which encompasses about 85% of our Home Equity Lines and Loans 4Q07 averages in $billions Geography based on office of origination Other Markets 1% 4Q07: $1.6 billion Florida 2%

Automotive Manufacturer Exposure Declining 12/05 12/06 12/07 Exposure: Dealer $ 6.6 $ 7.4 $ 7.3 Other Automotive: Domestic Ownership $ 3.3 $ 2.9 $ 2.6 Foreign Ownership 1.5 1.3 1.1 Total Other Automotive $ 4.8 $ 4.2 $ 3.7 (12)% Outstandings: Dealer $ 4.8 $ 5.6 $ 5.4 Other Automotive: Domestic Ownership $ 2.0 $ 1.7 $ 1.4 Foreign Ownership 0.7 0.5 0.4 Total Other Automotive $ 2.7 $ 2.2 $ 1.8 (18)% 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 NPA's 43 49 46 39 20 17 16 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 Net Loan Charge-offs 3 3 2 7 -6 -0.1 -0.1 Period-end in $ billions Exposure includes committed and discretionary facilities (undrawn and outstanding)

Full Year 2007 Net Loan Charge-offs Net Loan Charge-offs FY 2007 Net Loan Charge-offs / Avg Loans (bps) Net Loan Charge-offs FY 2006 Net Loan Charge-offs / Avg Loans (bps) Middle Market $54 33 $11 7 Commercial Real Estate 72 107 2 2 Global Corporate Banking (6) -12 2 3 National Dealer Services 0 0 -- -- Specialty Businesses1 (7) -11 10 16 SUBTOTAL - BUSINESS BANK $113 29 $25 6 Small Business Banking 26 66 16 41 Personal Banking* 8 37 19 85 SUBTOTAL - RETAIL BANK $34 56 $35 57 Private Banking 2 5 0 1 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $2 5 $0 1 TOTAL $149 30 $60 13 $ in millions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS * Full year 2006 includes $9 million (40 bps) related to the sale of the manufactured housing portfolio

Full Year 2007 Net Loan Charge-offs Net Loan Charge-offs FY 2007 Net Loan Charge-offs / Avg Loans (bps) Net Loan Charge-offs FY 2006 Net Loan Charge-offs / Avg Loans (bps) Midwest* $107 57 $41 22 Western 28 17 1 0 Texas 9 13 7 12 Florida 2 11 2 12 Other Markets 9 24 8 23 International (6) -30 1 3 TOTAL $149 30 $60 13 $ in million * Full year 2006 includes $9 million (4 bps) related to the sale of the manufactured housing portfolio

New Banking Center Deposits 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 6/07 9/07 12/07 Deposits ($) 236.410856 379.041293 413.658248 460.366727 500.44724 533.898426 610.573174 826.07435 890.275364 1127.348288 1526.135 619.146 555.62 256.516 340.057 Month Average CAGR: 20% Personal Bkg - 31% Business Bank - 35% Small Business - 15% WIM - 19% Millions

Financial Services Division Data 4Q07 3Q07 FY07 FY06 Average Balance Sheet Noninterest-bearing $2.1 $2.6 $2.8 $4.4 Interest-bearing 1.1 1.2 1.2 1.7 Total Deposits $3.2 $3.8 $4.0 $6.1 Total Loans $0.9 $1.2 $1.3 $2.4 Noninterest Expenses Customer Services $7 $11 $43 $47 Average Rates FSD Loans (Primarily Low-rate) 0.98% 0.71% 0.69% 0.57% FSD Interest-bearing Deposits 3.78% 4.06% 3.91% 3.86% Balance Sheet data in $billions; Noninterest Expense data in $millions

Line of Business Deposits 4Q07 3Q07 Q - Q% Change FY07 FY06 Y - Y% Change Middle Market $4.2 $4.0 7% $4.1 $4.2 -2% Commercial Real Estate 0.9 1.0 -11% 1.0 1.2 -16% Global Corporate Banking 3.7 3.4 8% 3.4 3.2 6% National Dealer Services 0.1 0.1 -8% 0.1 0.1 8% Specialty Businesses1 > Excluding FSD 7.0 3.8 7.4 3.6 -6% 5% 7.6 3.6 9.1 3.0 -16% 19% SUBTOTAL - BUSINESS BANK >Excluding FSD $15.9 $12.7 $15.9 $12.1 0% 5% $16.2 $12.2 $17.8 $11.7 -9% 4% Small Business Banking 4.0 3.9 2% 4.0 3.9 1% Personal Banking 13.3 13.2 0% 13.2 12.9 2% SUBTOTAL - RETAIL BANK $17.3 $17.1 1% $17.2 $16.8 2% Private Banking 2.6 2.4 7% 2.4 2.4 0% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $2.6 $2.4 7% $2.4 $2.4 0% Finance/Other2 6.6 5.7 N/M 6.1 5.1 N/M TOTAL > EXCLUDING FSD $42.4 $39.2 $41.1 $37.3 3% 5% $41.9 $37.9 $42.1 $36.0 0% 5% Average deposits in $billions; % change based on full dollar amount 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes Institutional CD's: 4Q07 - $5.8B; 3Q07 - $5.2B; FY07 - $5.6B; FY06 - $4.5B

Fourth Quarter 2007 Average Deposits Detail Midwest Western Texas Florida Other Markets International TOTAL Middle Market $0.8 $3.1 $0.2 $0.0 $0.1 $-- $4.2 Commercial Real Estate 0.1 0.3 0.1 0.1 0.3 -- 0.9 Global Corporate Banking 1.7 0.4 0.2 -- 0.5 0.9 3.7 National Dealer Services 0.0 0.1 0.0 0.0 -- -- 0.1 Specialty Businesses1 0.1 5.8 0.5 -- 0.6 -- 7.0 SUBTOTAL - BUSINESS BANK $2.7 $9.7 $1.0 $0.1 $1.5 $0.9 $15.9 Small Business Banking 2.0 1.0 1.0 -- -- -- 4.0 Personal Banking 10.6 1.0 1.7 -- 0.0 -- 13.3 SUBTOTAL - RETAIL BANK $12.6 $2.0 $2.7 $-- $0.0 $-- $17.3 Private Banking 0.8 1.3 0.3 0.2 0.0 -- 2.6 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $0.8 $1.3 $0.3 $0.2 $0.0 $-- $2.6 Finance/Other2 6.6 -- -- -- -- -- 6.6 TOTAL $22.7 $13.0 $4.0 $0.3 $1.5 $0.9 $42.4 $ in billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes $5.8B in Institutional CD's; included in Finance Division segment

Full Year 2007 Average Deposits Detail Midwest Western Texas Florida Other Markets International TOTAL Middle Market $0.8 $3.0 $0.2 $0.0 $0.1 $-- $4.1 Commercial Real Estate 0.1 0.3 0.1 0.1 0.4 -- 1.0 Global Corporate Banking 1.4 0.4 0.2 -- 0.3 1.1 3.4 National Dealer Services 0.0 0.1 0.0 0.0 -- -- 0.1 Specialty Businesses1 0.1 6.4 0.5 -- 0.6 -- 7.6 SUBTOTAL - BUSINESS BANK $2.4 $10.2 $1.0 $0.1 $1.4 $1.1 $16.2 Small Business Banking 2.0 1.0 1.0 -- -- -- 4.0 Personal Banking 10.7 0.9 1.6 -- 0.0 -- 13.2 SUBTOTAL - RETAIL BANK $12.7 $1.9 $2.6 $-- $0.0 $-- $17.2 Private Banking 0.7 1.2 0.3 0.2 0.0 -- 2.4 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $0.7 $1.2 $0.3 $0.2 $0.0 $-- $2.4 Finance/Other2 6.1 -- -- -- -- -- 6.1 TOTAL $21.9 $13.3 $3.9 $0.3 $1.4 $1.1 $41.9 $ in billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes $5.6B in Institutional CD's; included in Finance Division segment

Business Segment Contribution to Net Income FY 2007 % FY 2006 % Business Bank $503 75% $589 74% Retail Bank 99 15 144 18 Wealth & Institutional Management 70 10 61 8 672 100% 794 100% Finance 4 (18) Other* 10 117 TOTAL $686 $893 $ in millions * Includes discontinued operations and items not directly associated with the three major business segments or the Finance Division

Market Segment Contribution to Net Income FY 2007 % FY 2006 % Midwest $277 41% $319 40% Western 170 25 273 35 Texas 79 12 82 10 Florida 7 1 14 2 Other Markets 89 13 72 9 International 50 8 34 4 672 100% 794 100% Finance and Other* 14 99 TOTAL $686 $893 $ in millions * Includes discontinued operations and items not directly associated with the geographic markets

Strong Debt Ratings

Investor Relations Contacts Darlene Persons Director of Investor Relations (313) 222-2840 DPPersons@Comerica.com Paul Jaremski Vice President (214) 969-6476 PJaremski@Comerica.com